UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

VSB Bancorp, Inc.
(Exact Name of Registrant as specified in its charter)

New York	0-50237	11-3680128
(State or other jurisdiction	Commission File	IRS Employer Identification
of incorporation)	Number	No.

4142 Hylan Boulevard, Staten Island, New York 10308

Address of principal (Zip/Postal Code) executive offices

Registrant’s telephone number: 718-979-1100

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.07	Submission of Matters to a Vote of Security Holders

SIGNATURES

ITEM 5.07	Submission of Matters to a Vote of Security Holders

VSB Bancorp, Inc. (“Company”) held its Annual Meeting of Stockholders on April 24, 2012. The following is a summary of the matters voted on at the meeting:

1.	The three nominees for director, who were elected to serve three-year terms ending in 2015, are as follows:

Director	Votes	Votes	Broker
Elected	For	Withheld	Non-Votes

Alfred C. Johnsen	1,091,116	27,660	471,224
Carlos Perez MD	1,091,116	27,660	471,224
Bruno Savo	1,091,116	27,660	471,224

No other persons received any votes.

2.	The ratification of the appointment of Crowe Horwath LLP as our independent registered public accountants:

Votes	Votes	Votes	Broker
For	Against	Abstain	Non-Votes
1,572,915	3,585	13,500	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2012

VSB Bancorp, Inc.

By:	/s/ Jonathan B. Lipschitz
Jonathan B. Lipschitz
Vice President, Controller and Principal Accounting Officer